UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

790 N. Water Street, Suite 1200, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best
Heartland Group, Inc., 790 N. Water Street, Suite 1200, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL

REPORT

December 31, 2020

Mid Cap Value Fund

Value Plus Fund

Value Fund

A MESSAGE FROM OUR PRESIDENT AND CEO (UNAUDITED)

“Nothing sedates rationality like large doses of effortless money.”

—Warren Buffett

Dear Fellow Shareholders,

The major indices charged higher and finished in the green for the year as investors responded to the rollout of two COVID-19 vaccines and assurances by the Federal Reserve that it would continue to pump money into the economy for the foreseeable future.

The growing sense that a return to pre-pandemic life was on the horizon led investors to bid up cyclical areas, companies that were most impacted by the COVID-induced recession and businesses that would benefit from inflation. Many troubled businesses with high debt levels also rose during the latter half of the year.

Based on the aftermath of previous recessions, investors who have been chasing momentum stocks and mega-cap names may end up disappointed. As the chart below shows, historically, small cap companies have had strong performance gains coming out of recessions.

The outsized movements in the markets caused by COVID-19 and advancements in treating the virus has resulted in some investors adopting a trade-first-analyze-later mentality. Instead of weighing opportunities based on valuations and long-term prospects, some buyers snapped up businesses based on blue-sky scenarios that rely on interest rates hovering near zero and inflation remaining subdued for the foreseeable future. The strong showing for the broad market has stretched valuations for many stocks but opportunities remain.

In the face of extreme volatility for much of 2020, our focus has remained on finding businesses where we believe valuations reflect a misunderstanding of risk and those businesses that are poised to succeed against a variety of backdrops. The significant strength of economically sensitive names during the past several months has left little room for error with businesses striving to meet what we view as overly optimistic earnings estimates. As a result, we have sought to own overlooked businesses where even incremental improvement should result in meaningful upside in share prices.

This approach is consistent with what has worked over our Firm’s nearly 40-year history—clear-eyed, fundamental analysis with a focus on valuations at its foundation.

Sincerely,

Will Nasgovitz

President and Chief Executive Officer

Small-Cap/Large-Cap Ratio Around Post-War Recession End Dates

109
108
107
106
105
104
103
102
101
100
99
98
97
96
Bear Market Bottom
Recession End Date
Bear market bottoms have occurred an average of 4
months before recession end dates.
Small-Caps = Ibbotson Small Cap Total Return Index before 1979
Russell 2000 Total Return Index thereafter.
Large-Caps = S&P 500 Total Return Index
Monthly Data Starting in 1947
Source: S&P Dow Jones Indices, FTSE Russell
-12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 0 +1 +2 +3 +4 +5 +6 +7 +8 +9 +10 +11 +12
<--Months Before-->
<--Months After-->
AA0148A

Recession End Dates	% Change Six Months Later	% Change 12 Months Later
10/31/1949	2.27	1.00
5/31/1954	2.71	11.33
4/30/1958	6.72	11.92
2/28/1961	-1.04	3.96
11/30/1970	12.37	0.76
3/31/1975	5.99	23.20
7/31/1980	8.68	15.51
11/30/1982	14.18	6.32
3/31/1991	1.38	9.03
11/30/2001	12.88	7.09
6/30/2009	0.98	6.05
Mean	6.10	8.74

Source: Copyright 2020 Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. See NDR Disclaimer at www.ndr.com/copyright.html. For data vendor disclaimers refer to www.ndr.com/vendorinfo/. This chart shows monthly data from 1/1/1947 to 12/31/2020. The data included in this chart is an aggregate of all recession periods noted.

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The roll out of two different successful vaccines to combat COVID-19, government stimulus spending and an explicit acknowledgement by Central Bankers that they would actively work to boost inflation sent equities racing to new highs during the second half of the year. The turbo-charged rally served as a bookend to the severe selloff during the first few months of the year. The Heartland Mid Cap Value Fund Investor Class outpaced its Russell Midcap® Value Index benchmark for the full year, returning 6.93% versus 4.96%.

As stocks sold off earlier this year in response to the global pandemic, the Team acted opportunistically by adding industry-leading businesses that were trading at significant discounts relative to their historic multiples. Hilton Worldwide Holdings Inc. (HLT) is an example of this approach.

Shares of the company were down early in the year as travel restrictions in response to COVID-19 led to a dramatic downturn in room bookings. Hilton was particularly impacted because of the company’s focus on the mid- and upper- price point and business travel customers. We viewed the slump in share price as an overreaction to a temporary setback for demand and initiated a position in early summer. Since then, revenue per available room night, an industry metric that measures room rate and occupancy, has improved meaningfully as has share price. We believe Hilton should be a direct beneficiary of rising travel demand going forward and that the company is in the early innings of a global expansion that could serve as a catalyst for growth in the coming years.

As investors grew convinced in the latter half of the year that economic growth was sustainable, cyclical areas such as Materials benefited. The portfolio’s holdings in the space performed well including Freeport-McMoRan, Inc. (FCX).

Freeport-McMoRan is a leading supplier of copper with mines in the U.S. and overseas. The business came to our attention approximately two years ago based on what we viewed as attractive valuations. However, we waited until we saw sufficient progress on two issues—management reaching a critical operating agreement with the Indonesian government and transitioning from above ground to underground mining at one of its locations—before taking a stake in the company.

Our patience was rewarded late in the year with shares of Freeport-McMoRan doubling for the year as the price of copper jumped while Freeport’s self-improvement initiatives continued to bear fruit, and the company enjoyed a positive inflection in free cash flow generation.

Information Technology holdings detracted on a relative basis, including longtime holding Western Union (WU). We remain constructive on the company, which is the largest money transfer provider in the world.

Western Union has an unmatched network of third-party agents as well as a robust business solutions segment, which offers payment and foreign exchange solutions to small and medium sized companies.

We believe the white label partnerships that Western Union has entered will bolster its industry leader status and provide further opportunity for growth.

With the expectation that rates will remain near historically low levels for the foreseeable future, many investors have embraced businesses based on rosy forecasts for earnings expansion despite elevated valuations. The level of euphoria has caused some to overlook potential risks ranging from a potential surge in inflation to a tepid rollout of COVID-19 vaccinations. The potential headwinds these challenges could bring serves as a constant reminder to the team to focus on finding businesses with attractive valuations, balance sheet strength and catalysts that can result in a change in perception by investors. This approach should result in a favorable risk-reward profile in the quarters and years ahead.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	One	Three	Five	Since
as of December 31, 2020	Date	Year	Years	Years	Inception
Investor Class (HRMDX)	10/31/14	6.93%	7.00%	11.25%	8.02%
Institutional Class (HNMDX)	10/31/14	7.18	7.27	11.53	8.29
Russell Midcap® Value Index	—	4.96	5.37	9.73	7.40

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/20, the Net Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.10% and 0.85%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.10% of the Fund’s average daily net assets for the Investor Class and 0.85% for the Institutional Class, through at least May 1, 2022, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Gross Fund Operating Expenses would be 1.36% and 1.07% for the Investor and Institutional Class, respectively.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION – % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long–term capital appreciation. It invests in mid-size, dividend paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time–tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$230 mil.
NAV (Investor Class)	$13.03
NAV (Institutional Class)	$13.08
Median market cap	$8.9 bil.
Weighted average market cap	$14.2 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Spectrum Brands Holdings, Inc.	4.10%
Encompass Health Corp.	3.79
The Charles Schwab Corp.	3.69
Public Storage	3.43
AMERCO	3.21
Raymond James Financial, Inc.	3.19
Advance Auto Parts, Inc.	3.18
PS Business Parks, Inc.	3.15
DENTSPLY SIRONA, Inc.	2.84
Quest Diagnostics, Inc.	2.81

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2020.

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The major indices charged higher and ended on a high note as investors responded to the rollout of two COVID-19 vaccines and assurances by the Federal Reserve that it would continue to pump money into the economy for the foreseeable future. The developments added fuel to a trend in place for much of the year, where investors bid up large growth companies and many debt-laden businesses based on the belief that they could grow their way out of problems posed by shaky balance sheets. Despite the dominance of growth, the Heartland Value Plus Fund Investor Class meaningfully outpaced the Russell 2000® Value Index, returning 12.64% versus 4.63% for the full year.

While investors spent much of the period buying businesses based on sales growth expectations, the portfolio reaped the benefits of some holdings that were driving an improved outlook through self-help measures. Spectrum Brands Holdings (SPB), a household products company, is one such example.

Spectrum sells a variety of home goods through its market-leading brands including Kwikset, Black and Decker, Pfister and Remington. Of the company’s $3.8 billion in annual sales, roughly 80% are driven by its top 15 brands. During the past 18 months, management has undertaken an initiative to exit non-core business lines such as auto care and batteries, reduce debt and improve efficiencies. These efforts have begun to produce results, and sales figures have exceeded expectations during the COVID-19 downturn.

We believe Spectrum is in the early innings of its transformation and should also see continued organic sales growth as it invests proceeds from divestitures into its business. Despite a recent rise in its share price, the company still trades at a meaningful discount to its peers on an enterprise value/earnings before interest, taxes, depreciation and amortization basis.

We continue to seek companies trading at attractive valuations, with strong management teams and that have avenues to succeed under multiple scenarios. For example, we initiated a position during the second half of the year in Ralph Lauren Corp. (RL), a global lifestyle company that sells clothing, accessories and home goods.

Ralph Lauren is a best-in-breed brand with high gross profit margins and a loyal clientele. Management is using the disruption from the pandemic to accelerate cost-cutting efforts and pivot to an e-commerce growth model. With approximately $800 million in net cash on its balance sheet, we believe Ralph Lauren is well prepared to weather current headwinds in retail and should increase sales and earnings in the long-term. Despite our favorable outlook, shares are trading at roughly 6x enterprise value/ estimates of next year’s earnings before interest, taxes, depreciation and amortization.

Health Care, driven by Biotech shares, posted solid gains in the benchmark. Our names failed to keep pace and contained a key detractor, Cross Country Health Care Inc. (CCRN), a health care staffing company specializing in traveling nurses.

Shares of Cross Country were under pressure as demand for health care workers was down due to “elective” procedures being halted during COVID-19. As restrictions have eased and procedures have ramped up, the company has begun to see a rebound in revenue. We expect top-line trends to continue to improve and have been encouraged by meaningful share purchases made by the company’s executives this year.

The consensus economic outlook is more optimistic than it has been in the recent past and has resulted in investors excusing shaky fundamentals of individual companies in hopes that a rising tide will lift all boats.

Many investors have interpreted government intervention as a potential safety net providing an opportunity to load up on shares of companies with shaky balance sheets operating in declining industries or those with questionable capital allocation strategies. We view it as a dangerous precedent that may lead to a sharp reversal in fortunes for overvalued businesses when the government spigot is finally turned off.

CFA® is a registered trademark owned by the CFA Institute.

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	One	Three	Five	Ten	Fifteen	Twenty	Twenty-Five	Since
as of December 31, 2020	Date	Year	Years	Years	Years	Years	Years	Years	Inception
Investor Class (HRVIX)	10/26/93	12.64%	7.23%	11.41%	6.91%	7.82%	10.45%	9.89%	9.94%
Institutional Class (HNVIX)	5/1/08	12.93	7.48	11.64	7.17	8.05	10.63	10.02	10.06
Russell 2000® Value Index	—	4.63	3.72	9.65	8.66	6.92	8.54	9.34	9.49

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/20, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.19% and 0.98%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION – % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	48
Net assets	$378 mil.
NAV (Investor Class)	$39.55
NAV (Institutional Class)	$39.33
Median market cap	$2.4 bil.
Weighted average market cap	$2.7 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

MicroStrategy, Inc.	4.63%
B. Riley Financial, Inc.	4.39
PotlatchDeltic Corp.	3.97
Lamar Advertising Co.	3.31
Sonic Automotive Inc. (Class A)	3.01
Independent Bank Corp.	2.90
Brady Corp. (Class A)	2.80
Methode Electronics, Inc.	2.74
Avanos Medical, Inc.	2.73
ChampionX Corp.	2.72

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2020.

heartland value fund

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

“A bear market in common sense is often followed by a bull market in prudence.”

—Bill Nasgovitz

The investment backdrop of 2020 might best be described as a champagne market—dizzying, expensive, full of bubbles and destined to lead to a painful hangover for many. Much like champagne, the bubbles in many asset classes crept up slowly, knocking out common sense and encouraging the impulsive.

During this speculative frenzy, reminiscent of the 1999 internet craze, we are pleased to note that our investment approach resulted in the Heartland Value Fund Investor Class posting double-digit gains for the year, beating the Russell 2000® Value Index. The portfolio was up 13.14%, well ahead of the 4.63% for its benchmark for the full year.

Instead of joining in the chase of overpaying for potential growth based on excessive optimism, we’ve stuck with our principles to search out small, well-managed businesses, priced at a considerable discount to our determination of their intrinsic worth. Simply put, our goal is to pay 50 cents for a dollar of real value.

Here are some examples of this effort held in the Fund.

We recently initiated a position in Thor Industries Inc. (THO), the largest recreational vehicle (RV) manufacturer in the world. The company owns iconic brands including Airstream, Dutchmen, Jayco and Keystone, among others. Interestingly, this market leader was valued as a small cap and at only .5X of sales. We believe the market continues to underappreciate the staying power of the resurgence in RV-ing. Recent data for the industry points to double-digit growth in demand, including strong interest in entry-level vehicles—a sweet spot for Thor.

The renewed excitement around open-road traveling resulted in roughly a 18% jump in Thor’s sales and low inventory on dealer lots should translate to further sales growth. We are encouraged by Thor using its robust free cash flow to reduce debt. Despite the positive developments, the business is priced at only 7X our estimate of normalized earnings, almost a 50% discount to historical levels. The current valuations, in our view, represent a compelling opportunity to own a market-leader with meaningful upside potential.

Deficit spending continues unabated with the Federal Reserve pulling out all the stops to finance it. Thus, by stimulating the economy, the money supply has ballooned– historically a boon for the price of hard assets such as gold.

Value Fund Valuations

26.4x
13.3x
11.7x
15.5x
8.9x
4.9x
Value Fund
Russell 2000® Value Index
S&P 500 Index
Price/Earnings (forward 2021)
EV/EBITDA (forward 2021)

Source: FactSet Research Systems Inc., Russell®, Standard & Poor’s, and Heartland Advisors, Inc., as of 12/31/2020. Price/Earnings and EV/EBITDA are calculated as weighted harmonic average. Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Certain outliers may be excluded. Economic predictions are based on estimates and are subject to change. All indices are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future returns.

Fortunately, we’ve been able to identify well-managed participants in the space. One is Centerra Gold Inc. (CAGDF), a gold miner and long-term holding. We’ve been attracted to Centerra due to management’s conservative capital allocation, immense free cash flow and geographic diversification strategies. After opening their newest low-cost mine, on time and on budget, Centerra now has mines on three continents: North America, Eastern Europe and Asia. We like this diversification and its rock-solid balance sheet with minimal debt and impressive cash hoard.

Centerra recently announced it was selling two non-core assets which could boost cash to $900 million, or about $3 per share. At current gold prices, the company’s free cash flow yield approaches 20%, supportive of a growing dividend. Priced at a 6.8X this year’s EPS and only 5X next year’s EPS, the business is remarkably undervalued.

A Unique Opportunity?

The gap in performance and valuations between Value and Growth has only been this striking two other times in the past 50 years—during the Nifty Fifty bubble of the early 1970s and during the Internet craze of the late 1990s-2000. In both instances, the growth bubble burst and it was a rewarding time to be a value investor.

If, as we suspect, the growth-at-any-price delirium of the past decade is on the verge of fizzling, we believe the valuations and strong balance sheets held in your portfolio shown below will go a long way in helping investors capitalize on what we view as a third-in-a-lifetime opportunity.

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	One	Three	Five	Ten	Fifteen	Twenty	Twenty-Five	Since
as of December 31, 2020	Date	Year	Years	Years	Years	Years	Years	Years	Inception
Investor Class (HRTVX)	12/28/84	13.14%	5.44%	8.13%	6.53%	6.04%	8.63%	9.09%	11.30%
Institutional Class (HNTVX)	5/1/08	13.31	5.62	8.31	6.70	6.21	8.75	9.19	11.37
Russell 2000® Value Index	—	4.63	3.72	9.65	8.66	6.92	8.54	9.34	10.73

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/20, the Gross Fund Operating Expenses for the Investor and Institutional Class are 1.10% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION – % OF EQUITY INVESTMENTS

Sector and Industry classifications are sourced from GICS®. The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability, and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

VALUATION ANALYSIS (Equity Securities Only, Weighted Harmonic Average Unless Otherwise Noted)

Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO STATISTICS

Number of holdings (excludes cash equivalents)	117
Net assets	$664 mil.
NAV (Investor Class)	$43.27
NAV (Institutional Class)	$44.21
Median market cap	$532 mil.
Weighted average market cap	$2 bil.

TOP TEN HOLDINGS — % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Centerra Gold, Inc.	3.48%
Vistra Corp.	2.96
Century Communities, Inc.	2.63
MGIC Investment Corp.	2.36
Cowen, Inc. (Class A)	2.35
Radian Group Inc.	2.28
Lincoln Educational Services Corp.	2.25
Accuray, Inc.	1.88
Capital City Bank Group, Inc.	1.85
Vonage Holdings Corp.	1.84

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/2020.

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2019. These sectors represent groupings of industry classifications.

	MID CAP	VALUE	VALUE
	VALUE FUND	PLUS FUND	FUND
Communication Services	1.4%	2.0%	2.5%
Consumer Discretionary	9.3	7.4	13.7
Consumer Staples	8.5	5.9	2.8
Energy	5.7	2.7	0.8
Financials	19.7	24.2	21.0
Health Care	10.6	8.2	8.9
Industrials	19.2	16.1	16.9
Information Technology	5.4	12.4	12.7
Materials	4.0	12.2	9.3
Real Estate	9.9	7.3	5.2
Utilities	6.0	1.3	6.2
Short-Term Investments	0.3	0.3	0.0
Total	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

FINANCIAL STATEMENTS

MID CAP VALUE FUND — SCHEDULE OF INVESTMENTS

December 31, 2020

	SHARES	VALUE
COMMON STOCKS (99.7%)
Aerospace & Defense (0.8%)
Huntington Ingalls Industries, Inc.	11,278	$1,922,673

Automobiles (2.6%)
Thor Industries, Inc.	63,664	5,920,115

Banks (3.8%)
Popular, Inc.	89,871	5,061,535
UMB Financial Corp.	54,461	3,757,264
		8,818,799

Building Products (1.6%)
A.O. Smith Corp.	65,961	3,615,982

Capital Markets (6.9%)
Raymond James Financial, Inc.	76,970	7,363,720
The Charles Schwab Corp.	160,154	8,494,568
		15,858,288

Chemicals (2.2%)
Eastman Chemical Co.	27,987	2,806,537
PPG Industries, Inc.	14,869	2,144,407
		4,950,944

Commercial Services & Supplies (2.0%)
Stericycle, Inc.(a)	66,672	4,622,370

Consumer Finance (1.6%)
Discover Financial Services	39,476	3,573,762

Electric Utilities (3.8%)
Exelon Corp.	109,861	4,638,331
FirstEnergy Corp.	133,904	4,098,802
		8,737,133

Electrical Equipment (2.2%)
nVent Electric PLC	102,927	2,397,170
Regal Beloit Corp.	22,427	2,754,260
		5,151,430

Energy Equipment & Services (2.7%)
National Oillwell Varco, Inc.	450,257	6,182,029

Equity Real Estate Investment Trusts (REITs) (9.9%)
American Homes 4 Rent (Class A)	51,969	1,559,070
PS Business Parks, Inc.	54,612	7,256,296
Public Storage	34,258	7,911,200
Ryman Hospitality Properties, Inc.	88,864	6,021,425
		22,747,991

Food Products (4.4%)
Bunge, Ltd.	35,055	2,298,907
Cal-Maine Foods, Inc.(a)	148,541	5,576,229
Sanderson Farms, Inc.	17,321	2,289,836
		10,164,972

Health Care Equipment & Supplies (2.8%)
DENTSPLY SIRONA, Inc.	124,830	6,536,099

Health Care Providers & Services (6.6%)
Encompass Health Corp.	105,516	8,725,118
Quest Diagnostics, Inc.	54,344	6,476,175
		15,201,293

Hotels, Restaurants & Leisure (2.3%)
Hilton Worldwide Holdings, Inc.	47,936	5,333,359

Household Durables (1.3%)
Mohawk Industries, Inc.(a)	20,594	2,902,724

Household Products (4.1%)
Spectrum Brands Holdings, Inc.	119,675	9,451,931

Insurance (7.3%)
Old Republic International Corp.	289,170	5,699,541
Reinsurance Group of America, Inc.	46,250	5,360,375
The Hartford Financial Services Group, Inc.	117,935	5,776,456
		16,836,372

IT Services (1.6%)
The Western Union Co.	166,935	3,662,554

Machinery (7.0%)
Flowserve Corp.	93,545	3,447,133
Kennametal, Inc.	143,322	5,193,989
Lincoln Electric Holdings, Inc.	53,383	6,205,774
Parker-Hannifin Corp.	4,195	1,142,760
		15,989,656
Media (1.4%)
Nexstar Media Group, Inc.	19,667	2,147,440
Omnicom Group, Inc.	18,304	1,141,620
		3,289,060

Metals & Mining (1.8%)
Freeport-McMoRan, Inc.	160,589	4,178,526

Multi-Utilities (2.2%)
MDU Resources Group, Inc.	196,046	5,163,852

Oil, Gas & Consumable Fuels (3.0%)
Cabot Oil & Gas Corp.	135,780	2,210,498
Pioneer Natural Resources Co.	41,983	4,781,444
		6,991,942

Pharmaceuticals (1.2%)
Perrigo Co. PLC	59,459	2,659,006

Professional Services (2.4%)
ManpowerGroup, Inc.	59,889	5,400,790

Road & Rail (3.2%)
AMERCO	16,305	7,401,818

Semiconductors & Semiconductor Equipment (3.8%)
ON Semiconductor Corp.(a)	158,182	5,177,297
Skyworks Solutions, Inc.	23,174	3,542,841
		8,720,138

Specialty Retail (3.2%)
Advance Auto Parts, Inc.	46,580	7,336,816

TOTAL COMMON STOCKS
(Cost $178,718,216)		$229,322,424

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.4%)
Time Deposits (0.4%)
JPM Chase (New York)(b)	0.01%	$939,425	$939,425

TOTAL SHORT-TERM INVESTMENTS
(Cost $939,425)			$939,425

TOTAL INVESTMENTS - (100.1%)
(Cost $179,657,641)			$230,261,849
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(182,902)
TOTAL NET ASSETS - (100.0%)			$230,078,947

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE PLUS FUND — SCHEDULE OF INVESTMENTS

December 31, 2020

	SHARES	VALUE
COMMON STOCKS (99.7%)
Aerospace & Defense (1.1%)
Park Aerospace Corp.	325,000	$4,358,250

Banks (11.6%)
Associated Banc-Corp	475,000	8,098,750
Glacier Bancorp, Inc.	185,000	8,511,850
Independent Bank Corp.	150,000	10,956,000
Old National Bancorp	400,000	6,624,000
Seacoast Banking Corp. of Florida(a)	325,000	9,571,250
		43,761,850

Building Products (1.1%)
Griffon Corp.	200,000	4,076,000

Capital Markets (6.7%)
Artisan Partners Asset Management, Inc. (Class A)	175,000	8,809,500
B Riley Financial, Inc.	375,000	16,582,500
		25,392,000

Chemicals (4.5%)
American Vanguard Corp.	630,000	9,777,600
Sensient Technologies Corp.	100,000	7,377,000
		17,154,600

Commercial Services & Supplies (2.8%)
Brady Corp. (Class A)	200,000	10,564,000

Consumer Finance (2.6%)
FirstCash, Inc.	140,000	9,805,600

Diversified Telecommunication Services (2.0%)
ATN International, Inc.	180,000	7,516,800

Electric Utilities (0.6%)
Portland General Electric Co.	50,000	2,138,500

Electronic Equipment, Instruments & Components (4.4%)
Knowles Corp.(a)	350,000	6,450,500
Methode Electronics, Inc.	270,000	10,335,600
		16,786,100

Energy Equipment & Services (2.7%)
ChampionX Corp.(a)	670,000	10,251,000

Equity Real Estate Investment Trusts (REITs) (7.3%)
Lamar Advertising Co.	150,000	12,483,000
PotlatchDeltic Corp.	300,000	15,006,000
		27,489,000

Food Products (3.8%)
Hain Celestial Group, Inc.(a)	200,000	8,030,000
TreeHouse Foods, Inc.(a)	150,000	6,373,500
		14,403,500

Health Care Equipment & Supplies (3.8%)
AngioDynamics, Inc.(a)	265,000	4,062,450
Avanos Medical, Inc.(a)	225,000	10,323,000
		14,385,450
Health Care Providers & Services (2.2%)
Cross Country Healthcare, Inc.(a)	925,000	8,204,750

Household Products (2.1%)
Spectrum Brands Holdings, Inc.	100,000	7,898,000

Insurance (3.4%)
Old Republic International Corp.	200,000	3,942,000
The Hanover Insurance Group, Inc.	75,000	8,769,000
		12,711,000
Leisure Products (1.9%)
Acushnet Holdings Corp.	175,000	7,094,500

Machinery (9.4%)
Astec Industries, Inc.	100,000	5,788,000
Donaldson Co., Inc.	75,000	4,191,000
Enerpac Tool Group Corp. (Class A)	360,000	8,139,600
Hyster-Yale Materials Handling, Inc.	95,000	5,657,250
Kennametal, Inc.	275,000	9,966,000
TriMas Corp.(a)	60,000	1,900,200
		35,642,050

Metals & Mining (6.6%)
Materion Corp.	115,000	7,327,800
Royal Gold, Inc.	35,000	3,722,600
Schnitzer Steel Industries, Inc. (Class A)	250,000	7,977,500
Worthington Industries, Inc.	115,000	5,904,100
		24,932,000

Multi-Utilities (0.7%)
MDU Resources Group, Inc.	100,000	2,634,000

Paper & Forest Products (1.0%)
Schweitzer-Mauduit International, Inc.	95,000	3,819,950

Pharmaceuticals (2.2%)
Phibro Animal Health Corp. (Class A)	425,000	8,253,500

Road & Rail (1.7%)
Heartland Express, Inc.	350,000	6,335,000

Semiconductors & Semiconductor Equipment (1.8%)
DSP Group, Inc.(a)	400,000	6,636,000

Software (6.2%)
InterDigital, Inc.	100,000	6,068,000
MicroStrategy, Inc.(a)	45,000	17,484,750
		23,552,750
Specialty Retail (3.0%)
Sonic Automotive, Inc. (Class A)	295,000	11,378,150

Textiles, Apparel & Luxury Goods (2.5%)
Ralph Lauren Corp. (Class A)	90,000	9,336,600

TOTAL COMMON STOCKS
(Cost $296,341,632)		$376,510,900

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.3%)
Time Deposits (0.3%)
Citibank (New York)(b)	0.01%	$911,449	$911,449

TOTAL SHORT-TERM INVESTMENTS
(Cost $911,449)			$911,449

TOTAL INVESTMENTS - (100.0%)
(Cost $297,253,081)			$377,422,349
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(c)			138,855
TOTAL NET ASSETS - (100.0%)			$377,561,204

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF INVESTMENTS

December 31, 2020

	SHARES	VALUE
COMMON STOCKS (100.0%)
Aerospace & Defense (0.3%)
CPI Aerostructures, Inc.(a)	500,000	$1,915,500

Auto Components (0.8%)
Motorcar Parts of America, Inc.(a)	275,000	5,395,500

Automobiles (1.4%)
Thor Industries, Inc.	100,000	9,299,000

Banks (11.3%)
Associated Banc-Corp	300,000	5,115,000
Bancorp, Inc.(a)	750,000	10,237,500
Capital City Bank Group, Inc.	500,000	12,290,000
Century Bancorp, Inc. (Class A)	69,600	5,384,256
First Internet Bancorp	301,671	8,670,025
First Interstate BancSystem, Inc.	50,000	2,038,500
Heritage Financial Corp.	300,000	7,017,000
TriCo Bancshares	200,000	7,056,000
TriState Capital Holdings, Inc.(a)	400,000	6,960,000
UMB Financial Corp.	150,000	10,348,500
		75,116,781

Biotechnology (1.0%)
Albireo Pharma, Inc.(a)	70,000	2,625,700
Heron Therapeutics, Inc.(a)	200,000	4,233,000
		6,858,700

Capital Markets (3.3%)
Cowen, Inc. (Class A)	600,000	15,594,000
US Global Investors, Inc. (Class A)	625,000	3,406,250
WisdomTree Investments, Inc.	600,000	3,210,000
		22,210,250

Commercial Services & Supplies (2.6%)
CECO Environmental Corp.(a)	550,000	3,828,000
Perma-Fix Environmental Services, Inc.(a)(d)	1,007,700	6,015,969
US Ecology, Inc.	100,000	3,633,000
Viad Corp.	100,000	3,617,000
		17,093,969

Communications Equipment (2.9%)
Calix, Inc.(a)	150,000	4,464,000
Digi International, Inc.(a)	150,000	2,835,000
DZS, Inc.(a)	274,557	4,247,397
Franklin Wireless Corp.(a)	200,000	4,700,000
Sierra Wireless, Inc.(a)	200,000	2,922,000
		19,168,397

Construction & Engineering (3.4%)
Argan, Inc.	150,000	6,673,500
Great Lakes Dredge & Dock Corp.(a)	100,000	1,317,000
Northwest Pipe Co.(a)	375,000	10,612,500
Sterling Construction Co., Inc.(a)	225,000	4,187,250
		22,790,250

Construction Materials (0.4%)
Tecnoglass, Inc.	400,000	2,764,000

Consumer Finance (0.5%)
Ezcorp, Inc. (Class A)(a)	700,000	3,353,000

Containers & Packaging (1.0%)
Westrock Co.	150,000	6,529,500

Diversified Consumer Services (4.1%)
Carriage Services, Inc.	100,000	3,132,000
Lincoln Educational Services Corp.(a)(d)	2,297,174	14,931,631
Zovio, Inc.(a)(d)	1,950,000	9,243,000
		27,306,631

Diversified Telecommunication Services (1.8%)
Vonage Holdings Corp.(a)	950,000	12,231,250

Electric Utilities (0.6%)
Spark Energy, Inc. (Class A)	450,000	4,306,500

Electrical Equipment (1.5%)
nVent Electric PLC	100,000	2,329,000
Orion Energy Systems, Inc.(a)	750,000	7,402,500
		9,731,500

Electronic Equipment, Instruments & Components (1.4%)
Intellicheck, Inc.(a)	500,000	5,702,500
SMTC Corp.(a)	700,000	3,472,000
		9,174,500

Energy Equipment & Services (0.3%)
Matrix Service Co.(a)	168,060	1,852,021

Entertainment (0.2%)
Sciplay Corp.(a)	110,000	1,523,500

Equity Real Estate Investment Trusts (REITs) (4.9%)
CareTrust REIT, Inc.	300,000	6,654,000
Centerspace	40,000	2,825,600
Highwoods Properties, Inc.	150,000	5,944,500
Monmouth Real Estate Investment Corp.	600,600	10,402,392
PotlatchDeltic Corp.	100,000	5,002,000
Ryman Hospitality Properties, Inc.	23,100	1,565,256
		32,393,748

Food Products (2.8%)
Bunge, Ltd.	50,000	3,279,000
Hanover Foods Corp. (Class A)	48,633	3,890,154
Landec Corp.(a)	1,050,000	11,392,500
		18,561,654

Gas Utilities (0.6%)
National Fuel Gas Co.	100,000	4,113,000

Health Care Equipment & Supplies (2.7%)
Accuray, Inc.(a)	3,000,000	12,510,000
Cutera, Inc.(a)	50,000	1,205,500
Orthofix Medical, Inc.(a)	100,000	4,298,000
		18,013,500

Health Care Providers & Services (2.1%)
Patterson Cos., Inc.	250,000	7,407,500
Triple-S Management Corp. (Class B)(a)	300,000	6,405,000
		13,812,500

Household Durables (3.8%)
Century Communities, Inc.(a)	400,000	17,512,000
Hooker Furniture Corp.	100,000	3,225,000
MDC Holdings, Inc.	100,000	4,860,000
		25,597,000

Independent Power & Renewable Electricity Producers (3.1%)
Spark Power Group, Inc. (CAD)(a)(e)(f)	750,000	854,348
Vistra Corp.	1,000,000	19,660,000
		20,514,348

Insurance (1.1%)
Old Republic International Corp.	150,000	2,956,500
State Auto Financial Corp.	250,000	4,435,000
		7,391,500

Internet & Direct Marketing Retail (0.2%)
Trxade Group, Inc.(a)	250,000	1,322,500

IT Services (2.3%)
Cardtronics PLC(a)	50,000	1,765,000
EVERTEC, Inc.	162,503	6,389,618
Limelight Networks, Inc.(a)	550,000	2,194,500
ServiceSource International, Inc.(a)	600,000	1,056,000
USA Technologies, Inc.(a)	390,575	4,093,226
		15,498,344

Leisure Products (0.9%)
MasterCraft Boat Holdings, Inc.(a)	240,000	5,961,600

Life Sciences Tools & Services (0.6%)
Harvard Bioscience, Inc.(a)	961,400	4,124,406

The accompanying Notes to Financial Statements are an integral part of these Statements.

VALUE FUND — SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2020

	SHARES	VALUE
Machinery (4.4%)
Gorman-Rupp Co.	150,000	$4,867,500
Mayville Engineering Co., Inc.(a)	155,000	2,080,100
Pentair PLC	100,000	5,309,000
Shyft Group, Inc.	400,000	11,352,000
Westport Fuel Systems, Inc.(a)(g)	1,000,000	5,330,000
		28,938,600

Media (0.5%)
A H Belo Corp. (Class A)	711,585	1,074,493
Marchex, Inc. (Class B)(a)	1,018,707	1,996,666
		3,071,159

Metals & Mining (7.4%)
Americas Gold & Silver Corp.(a)	1,025,000	3,310,750
America Gold & Silver Corp. (CAD)(a)(f)(i)	375,000	1,201,980
Centerra Gold, Inc. (CAD)(f)	2,000,000	23,159,714
Major Drilling Group International, Inc. (CAD)(a)(f)	700,000	4,228,926
Pretium Resources, Inc.(a)	1,000,000	11,480,000
Roxgold, Inc. (CAD)(a)(f)	3,000,000	3,794,485
Standard Lithium, Ltd. (CAD)(a)(f)	750,000	1,679,236
		48,855,091

Multi-Utilities (1.0%)
MDU Resources Group, Inc.	250,000	6,585,000

Oil, Gas & Consumable Fuels (0.6%)
Berry Corp. (Class A)	1,000,000	3,680,000

Paper & Forest Products (0.6%)
Western Forest Products, Inc. (CAD)(f)	3,900,000	3,921,754

Pharmaceuticals (2.5%)
Evofem Biosciences, Inc.(a)	2,000,000	4,820,000
Jazz Pharmaceuticals PLC(a)	70,000	11,553,500
		16,373,500

Professional Services (3.2%)
Acacia Research Corp.(a)	1,900,000	7,486,000
Barrett Business Services, Inc.	150,000	10,231,500
Hudson Global, Inc.(a)(d)	315,000	3,307,500
		21,025,000

Real Estate Management & Development (0.3%)
Forestar Group, Inc.(a)	100,000	2,018,000

Road & Rail (1.1%)
Covenant Logistics Group, Inc.(a)	300,000	4,443,000
Marten Transport, Ltd.	150,000	2,584,500
		7,027,500

Semiconductors & Semiconductor Equipment (1.8%)
GSI Technology, Inc.(a)	450,000	3,330,000
Photronics, Inc.(a)	750,000	8,370,000
		11,700,000

Software (2.3%)
Cloudera, Inc.(a)	700,000	9,737,000
Ebix, Inc.	150,000	5,695,500
		15,432,500

Specialty Retail (1.7%)
Caleres, Inc.	300,000	4,695,000
Indigo Books & Music, Inc. (CAD)(a)(f)	660,000	1,690,313
Rent-A-Center, Inc.	125,000	4,786,250
		11,171,563

Technology Hardware, Storage & Peripherals (2.0%)
Immersion Corp.(a)	350,000	3,951,500
NCR Corp.(a)	150,000	5,635,500
Quantum Corp.(a)	662,755	4,056,061
		13,643,061
Textiles, Apparel & Luxury Goods (0.8%)
Culp, Inc.	83,700	1,328,319
Lakeland Industries, Inc.(a)	100,000	2,725,000
Unifi, Inc.(a)	57,006	1,011,286
		5,064,605

Thrifts & Mortgage Finance (4.6%)
MGIC Investment Corp.	1,250,000	15,687,500
Radian Group, Inc.	750,000	15,187,500
		30,875,000

Trading Companies & Distributors (0.5%)
GATX Corp.	40,000	3,327,200

Water Utilities (0.8%)
Pure Cycle Corp.(a)	500,000	5,615,000

TOTAL COMMON STOCKS
(Cost $508,272,465)		$664,249,382

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.1%)
Time Deposits (0.1%)
JPM Chase (New York)(b)	0.01%	$599,797	$599,797

TOTAL SHORT-TERM INVESTMENTS
(Cost $599,797)			$599,797

	INTEREST
	RATE	SHARES	VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED (0.1%)
Registered Investment Companies (0.1%)
Invesco Treasury Portfolio Short-Term Investments Trust, Institutional Class(h)	0.01%	567,525	$567,525

TOTAL INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED
(Cost $567,525)			$567,525

TOTAL INVESTMENTS - (100.2%)
(Cost $509,439,787)			$665,416,704
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(1,184,730)
TOTAL NET ASSETS - (100.0%)			$664,231,974

The accompanying Notes to Financial Statements are an integral part of these Statements.

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2020.
(c)	Less than 0.005%.
(d)	Affiliated company. See Note 10 to Notes to Financial Statements.
(e)	Illiquid security, pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”). See Note 2 In Notes to Financial Statements.
(f)	Traded in a foreign country.
(g)	Loaned security; a portion or all of the security was on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 was $526,071. See Note 5 in Notes to Financial Statements.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Financial Statements. The rate listed is the 7-day yield as of December 31, 2020.
(i)	Restricted security. See Note 2(h) in Notes to Financial Statements.

Common Abbreviations:

Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.

Currency Abbreviations:

CAD	Canadian Dollar

Percentages are stated as a percent of net assets.

Sector and Industry classifications are sourced from GICS®, The Global Industry Classification Standard (GICS®) is the exclusive intellectual property of MSCI Inc. (“MSCI”) and S&P Global Market Intelligence (“S&P”). Neither MSCI, S&P, their affiliates, nor any of their third party providers (“GICS Parties”) makes any representations or warranties, express or implied, with respect to GICS or the results to be obtained by the use thereof, and expressly disclaims all warranties, including warranties of accuracy, completeness, merchantability and fitness for a particular purpose. The GICS Parties shall not have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of such damages.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$179,657,641	$297,253,081	$509,439,787
Investments in securities, at value(b)	$230,261,849	$377,422,349	$631,918,604
Investments in affiliates, at value (See Note 10)	—	—	33,498,100
Total Investments, at value	230,261,849	377,422,349	665,416,704
Receivable for securities sold	—	—	598,997
Receivable due from advisor	1,616	—	—
Accrued dividends and interest	321,754	215,825	378,475
Accrued securities lending income	—	—	7,407
Receivable for capital shares issued	34,875	165,715	4,695
Prepaid expenses	16,925	32,756	48,825
Total Assets	230,637,019	377,836,645	666,455,103

LIABILITIES:
Payable for securities purchased	—	—	1,010,149
Payable for capital shares redeemed	461,770	157,905	483,747
Payable for collateral upon return of securities loaned	—	—	567,525
Accrued expenses
Management fees	—	14,250	26,996
Distribution fees - Investor Class	2,561	3,632	—
Fund accounting fees	16,530	17,020	31,601
Transfer agency fees	23,252	39,603	41,091
Custody fees	—	1,327	3,344
Audit fees	37,280	22,500	25,984
Legal fees	6,019	9,583	17,147
Printing fees	6,786	5,074	6,722
Other	3,874	4,547	8,823
Total Liabilities	558,072	275,441	2,223,129
TOTAL NET ASSETS	$230,078,947	$377,561,204	$664,231,974

NET ASSETS CONSIST OF:
Paid-in capital	$183,217,295	$286,952,759	$501,532,765
Total distributable earnings	46,861,652	90,608,445	162,699,209
TOTAL NET ASSETS	$230,078,947	$377,561,204	$664,231,974

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$189,118,620	$269,450,706	$606,172,004
Shares outstanding	14,515,743	6,812,493	14,007,984
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$13.03	$39.55	$43.27
INSTITUTIONAL CLASS:
Net assets	$40,960,327	$108,110,498	$58,059,970
Shares outstanding	3,132,617	2,749,035	1,313,348
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$13.08	$39.33	$44.21

(a)	Includes cost of investments in affiliates of $— for the Mid Cap Value Fund, $— for the Value Plus Fund and $44,002,924 for the Value Fund. See Note 10 in the Notes to Financial Statements.
(b)	Includes securities on loan in the amount of $— for the Mid Cap Value Fund, $— for the Value Plus Fund and $526,071 for the Value Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2020

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$1,879,644	$5,697,801	$7,291,067
Interest	1,254	42,199	8,127
Securities lending, net	—	—	102,237
Foreign taxes withheld	(7,922)	—	(49,886)
Total Investment Income	1,872,976	5,740,000	7,351,545

EXPENSES:
Management fees	605,220	2,174,217	4,146,680
Distribution fees - Investor Class	168,845	587,174	686,710
Transfer agency fees	130,166	409,437	457,346
Fund accounting fees	50,528	155,727	271,860
Custodian fees	11,507	22,683	43,122
Printing and communication fees	3,984	10,837	14,109
Postage fees	5,643	14,269	13,566
Legal fees	9,182	47,528	84,595
Registration fees	29,966	39,710	43,262
Directors' fees	14,357	56,165	100,685
Audit and tax fees	29,112	22,525	24,848
Insurance fees	1,694	39,593	78,449
Other expenses	12,137	37,786	65,927
Total Expenses before waivers	1,072,341	3,617,651	6,031,159
Expenses waived by investment advisor (See Note 6)	211,832	—	—
Total Expenses after waivers	860,509	3,617,651	6,031,159
NET INVESTMENT INCOME	1,012,467	2,122,349	1,320,386

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	(807,256)	15,600,192	18,769,679
Investments - Affiliated securities	—	—	(9,297,420)
Written options	—	—	1,655,737
Foreign currency translation	—	—	(749,736)
Net change in unrealized appreciation (depreciation) on:
Investments	42,280,087	26,643,688	37,578,598
Investments - Affiliated securities	—	—	19,144,913
Written options	—	—	414,174
Foreign currency translation	—	—	1,018,854
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, OPTIONS
AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	41,472,831	42,243,880	68,534,799
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,485,298	$44,366,229	$69,855,185

(a)	Includes $–received from affiliated issuers held by the Value Fund. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	MID CAP VALUE FUND		VALUE PLUS FUND		VALUE FUND
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
FROM INVESTMENT OPERATIONS:
Net investment income	$1,012,467	$139,461	$2,122,349	$5,127,489	$1,320,386	$1,844,183
Net realized gains (losses)	(807,256)	166,026	15,600,192	9,582,164	10,378,260	18,943,744
Net change in unrealized appreciation	42,280,087	2,272,462	26,643,688	62,714,578	58,156,539	88,872,938
Net increase in net assets resulting from operations	42,485,298	2,577,949	44,366,229	77,424,231	69,855,185	109,660,865

DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	(839,400)	(168,887)	(2,747,769)	(4,063,213)	(4,585,065)	(18,186,616)
Institutional Class	(216,835)	(168,220)	(1,375,621)	(1,084,045)	(502,447)	(1,736,705)
Total distributions to shareholders	(1,056,235)	(337,107)	(4,123,390)	(5,147,258)	(5,087,512)	(19,923,321)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	2,336,843	2,905,843	27,808,428	11,780,519	11,456,187	11,926,421
Dividends reinvested	809,830	165,686	2,693,562	3,983,890	4,390,645	17,465,232
Value of shares redeemed(a)	(14,243,697)	(2,130,069)	(63,545,218)	(54,885,476)	(66,416,989)	(82,513,277)
Acquisition (See Note 11)	156,379,429	—	—	—	—	—
Total Investor Class	145,282,405	941,460	(33,043,228)	(39,121,067)	(50,570,157)	(53,121,624)
Institutional Class
Proceeds from shares issued	6,060,267	3,572,982	47,819,447	8,568,874	7,659,036	4,017,848
Dividends reinvested	208,089	166,221	1,103,096	1,032,063	471,815	1,635,066
Value of shares redeemed(a)	(3,472,803)	(576,579)	(22,743,598)	(12,047,560)	(12,253,723)	(21,250,558)
Acquisition (See Note 11)	25,625,269	—	—	—	—	—
Total Institutional Class	28,420,822	3,162,624	26,178,945	(2,446,623)	(4,122,872)	(15,597,644)
Net increase (decrease) in net assets derived from
capital transactions	173,703,227	4,104,084	(6,864,283)	(41,567,690)	(54,693,029)	(68,719,268)

TOTAL INCREASE IN NET ASSETS	215,132,290	6,344,926	33,378,556	30,709,283	10,074,644	21,018,276
NET ASSETS AT THE BEGINNING OF THE PERIOD	14,946,657	8,601,731	344,182,648	313,473,365	654,157,330	633,139,054
NET ASSETS AT THE END OF THE PERIOD	$230,078,947	$14,946,657	$377,561,204	$344,182,648	$664,231,974	$654,157,330

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	205,507	253,377	874,142	354,899	334,989	314,848
Reinvested Shares	63,071	13,559	69,137	112,698	102,657	456,172
Shares Redeemed	(1,284,077)	(183,192)	(2,015,397)	(1,658,549)	(1,954,953)	(2,175,912)
Acquisition	14,907,974	—	—	—	—	—
Net increase (decrease) resulting from share transactions	13,892,475	83,744	(1,072,118)	(1,190,952)	(1,517,307)	(1,404,892)
Institutional Class
Shares Issued	523,316	311,967	1,597,373	257,941	222,661	103,125
Reinvested Shares	16,156	13,569	28,474	29,362	10,799	41,807
Shares Redeemed	(308,071)	(49,930)	(703,663)	(366,818)	(338,747)	(544,245)
Acquisition	2,304,394	—	—	—	—	—
Net increase (decrease) resulting from share transactions	2,535,795	275,606	922,184	(79,515)	(105,287)	(399,313)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

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FINANCIAL HIGHLIGHTS

		INCOME FROM INVESTMENT OPERATIONS(a)			DISTRIBUTIONS
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses)	Total income (loss) from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Total distributions	Net asset value, end of period
MID CAP VALUE FUND
Investor Class
December 31, 2020	12.24	0.13	0.72	0.85	(0.06)	—	(0.06)	13.03
December 31, 2019	9.99	0.11	2.42	2.53	(0.10)	(0.18)	(0.28)	12.24
December 31, 2018	11.99	0.17	(1.21)	(1.04)	(0.13)	(0.83)	(0.96)	9.99
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08	2.57	2.65	(0.08)	—	(0.08)	11.82
Institutional Class
December 31, 2020	12.27	0.17	0.71	0.88	(0.07)	—	(0.07)	13.08
December 31, 2019	10.00	0.15	2.41	2.56	(0.11)	(0.18)	(0.29)	12.27
December 31, 2018	11.99	0.21	(1.21)	(1.00)	(0.16)	(0.83)	(0.99)	10.00
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12	2.55	2.67	(0.08)	—	(0.08)	11.82
VALUE PLUS FUND
Investor Class
December 31, 2020	35.48	0.20	4.28	4.48	(0.18)	(0.23)	(0.41)	39.55
December 31, 2019	28.57	0.49	6.94	7.43	(0.52)	—	(0.52)	35.48
December 31, 2018	33.26	0.32	(4.69)	(4.37)	(0.32)	—	(0.32)	28.57
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	—	(0.05)	33.26
December 31, 2016	24.08	0.14	6.31	6.45	(0.20)	—	(0.20)	30.33
Institutional Class
December 31, 2020	35.28	0.27	4.29	4.56	(0.28)	(0.23)	(0.51)	39.33
December 31, 2019	28.41	0.55	6.92	7.47	(0.60)	—	(0.60)	35.28
December 31, 2018	33.10	0.39	(4.67)	(4.28)	(0.41)	—	(0.41)	28.41
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	—	(0.12)	33.10
December 31, 2016	23.97	0.15	6.30	6.45	(0.23)	—	(0.23)	30.19
VALUE FUND
Investor Class
December 31, 2020	38.54	0.08	4.98	5.06	(0.14)	(0.19)	(0.33)	43.27
December 31, 2019	33.70	0.10	5.94	6.04	(0.11)	(1.09)	(1.20)	38.54
December 31, 2018	41.18	0.08	(5.12)	(5.04)	(0.06)	(2.38)	(2.44)	33.70
December 31, 2017	40.41	0.05	3.37	3.42	(0.04)	(2.61)	(2.65)	41.18
December 31, 2016	35.98	(0.04)	5.91	5.87	—	(1.44)	(1.44)	40.41
Institutional Class
December 31, 2020	39.36	0.13	5.10	5.23	(0.19)	(0.19)	(0.38)	44.21
December 31, 2019	34.40	0.17	6.06	6.23	(0.18)	(1.09)	(1.27)	39.36
December 31, 2018	41.98	0.15	(5.22)	(5.07)	(0.13)	(2.38)	(2.51)	34.40
December 31, 2017	41.15	0.14	3.42	3.56	(0.12)	(2.61)	(2.73)	41.98
December 31, 2016	36.56	0.02(f)	6.01	6.03	—	(1.44)	(1.44)	41.15

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Calculated using the average shares method.
(c)	Portfolio turnover rate is calculated at the Fund level.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(e)	For the year ended December 31, 2020, the portfolio turnover calculation excludes the value of securities purchases of $58,658,022 and sold of $36,894,276 in the effort to realign the Mid Cap Value Fund’s portfolio holdings after the reorganization of the ALPS | WMC Research Value Fund into the Mid Cap Value Fund and the value of securities purchased of $2,929,666 and sold of $1,852,981 after the reorganization of the Heartland Select Value Fund into the Mid Cap Value Fund. See Note 11 in Notes to Financial Statements.
(f)	The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating value of the investments of the Fund.

The accompanying Notes to Financial Statements are an integral part of these Statements.

	RATIOS/SUPPLEMENTAL DATA
Total Return	Net assets, end of period (in thousands)	Percentage of expenses to average net assets	Percentage of net investment income (loss) to average net assets	Percentage of expenses to average net assets before waivers	Percentage of expenses to average net assets after waivers	Percentage of net investment income (loss) to average net assets before waiver	Percentage of net investment income (loss) to average net assets after waivers	Portfolio turnover rate(c)
6.93%(d)	189,119	N/A	N/A	1.35%	1.10%	0.96%	1.21%	68%(e)
25.30(d)	7,627	N/A	N/A	2.11	1.25	0.12	0.98	62
(8.58)(d)	5,390	N/A	N/A	2.37	1.25	0.31	1.43	49
8.11(d)	4,823	N/A	N/A	2.50	1.25	(0.42)	0.83	51
28.67(d)	3,998	N/A	N/A	3.22	1.25	(1.13)	0.84	76

7.18%(d)	40,960	N/A	N/A	1.20%	0.86%	1.13%	1.47%	68%(e)
25.58(d)	7,320	N/A	N/A	1.86	0.99	0.42	1.30	62
(8.28)(d)	3,211	N/A	N/A	2.28	0.99	0.39	1.68	49
8.37(d)	2,823	N/A	N/A	2.45	0.99	(0.37)	1.09	51
28.97(d)	2,689	N/A	N/A	3.46	0.99	(1.33)	1.14	76

12.64%	269,451	1.23%	0.63%	N/A	N/A	N/A	N/A	90%
26.02	279,737	1.19	1.48	N/A	N/A	N/A	N/A	51
(13.13)	259,304	1.18	0.94	N/A	N/A	N/A	N/A	71
9.81	352,173	1.19	0.13	N/A	N/A	N/A	N/A	75
26.77	426,486	1.19	0.56	N/A	N/A	N/A	N/A	77

12.93%	108,110	N/A	N/A	0.97%	0.97%	0.84%	0.84%	90%
26.29	64,446	N/A	N/A	0.98	0.98	1.67	1.67	51
(12.93)	54,169	N/A	N/A	0.95	0.95	1.15	1.15	71
10.04	69,506	N/A	N/A	0.97	0.97	0.33	0.33	75
26.89	109,010	N/A	N/A	0.97	0.97	0.61	0.61	77

13.14%	606,172	1.10%	0.22%	N/A	N/A	N/A	N/A	49%
17.96	598,325	1.10	0.26	N/A	N/A	N/A	N/A	42
(12.15)	570,608	1.07	0.19	N/A	N/A	N/A	N/A	37
8.42	726,558	1.09	0.12	N/A	N/A	N/A	N/A	35
16.31	776,071	1.09	(0.11)	N/A	N/A	N/A	N/A	47

13.31%	58,060	N/A	N/A	0.95%	0.95%	0.38%	0.38%	49%
18.14	55,832	N/A	N/A	0.92	0.92	0.43	0.43	42
(11.98)	62,531	N/A	N/A	0.90	0.90	0.36	0.36	37
8.59	73,924	N/A	N/A	0.91	0.91	0.34	0.34	35
16.52	61,543	N/A	N/A	0.92	0.92	0.04	0.04	47

The accompanying Notes to Financial Statements are an integral part of these Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The capital shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund (each a “Fund” and collectively, the “Funds”), each of which is a diversified fund, are issued by the Corporation. Each Fund has 150,000,000 shares authorized with a par value of $.001 per share and offers Investor Class and Institutional Class shares. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, closing price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors of the Corporation (the “Board”). The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2020, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2020, the following reclassifications were made to increase (decrease) such amounts:

FUND	TOTAL DISTRIBUTABLE EARNINGS	PAID-IN CAPITAL
MID CAP VALUE FUND	$(2,744,141)	$2,744,141
VALUE PLUS FUND	(1,094,057)	1,094,057
VALUE FUND	(307,164)	307,164

These reclassifications are primarily due to the use of tax equalization and wash sales and capital loss carry forwards from merger. Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(g)	As of December 31, 2020, the Value Fund had 0.13% of its net assets that were classified as illiquid as defined pursuant to the Corporation’s Liquidity Risk Management Program (the “LRMP”).

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered to be liquid under the LRMP. As of December 31, 2020, the Value Fund had 0.18% of its net assets that were classified as restricted.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020:

MID CAP VALUE FUND
	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices	Observable Inputs(a)	Unobservable Inputs(b)	Total
Common Stocks	$229,322,424	$—	$—	$229,322,424
Short-Term Investments	939,425	—	—	939,425
Total	$230,261,849	$—	$—	$230,261,849

VALUE PLUS FUND
	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices	Observable Inputs(a)	Unobservable Inputs(b)	Total
Common Stocks	$376,510,900	$—	$—	$376,510,900
Short-Term Investments	911,449	—	—	911,449
Total	$377,422,349	$—	$—	$377,422,349

VALUE FUND
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(a)	Level 3 - Significant Unobservable Inputs(b)	Total
Common Stocks	$664,249,382	$—	$—	$664,249,382
Short-Term Investments	599,797	—	—	599,797
Investments purchased with cash collateral from securities loaned	567,525	—	—	567,525
Total	$665,416,704	$—	$—	$665,416,704

(a)	For detailed industry descriptions and securities identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(b)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2020, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. As of December 31, 2020, the Funds were not invested in options. The monthly average notional amount and monthly average of contracts of written options held by the Value Fund during the year ended December 31, 2020, was $6,383,089 and 3,866, respectively.

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2020:

VALUE FUND	LOCATION OF GAIN (LOSSES) ON DERIVATIVES RECOGNIZED IN INCOME	REALIZED GAIN ON DERIVATIVES RECOGNIZED IN INCOME	CHANGE IN UNREALIZED GAIN ON DERIVATIVES RECOGNIZED IN INCOME
Equity Contracts (Written Options)	Net realized gains (losses) on written options / Net change in unrealized appreciation (depreciation) on written options	$1,655,737	$414,174
		$1,655,737	$414,174

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral. As of December 31, 2020, only the Value Fund had securities on loan.

The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Value Fund as of December 31, 2020:

	REMAINING CONTRACTUAL MATURITY OF THE LENDING AGREEMENT
VALUE FUND	OVERNIGHT & CONTINUOUS	UP TO 30 DAYS	30-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Securities Lending Transactions
Common Stocks (counterparty, Credit Suisse
Securities (USA) LLC)	$526,071	$—	$—	$—	$526,071
Total Loans					526,071
Gross amount of recognized liabilities for securities lending (collateral received)					$567,525
Amounts due to counterparty					$41,454

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Advisor previously contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares. Effective March 16, 2020, the Advisor agreed to amend its current operating expense limitation agreement to lower the total expense ratio of the Mid Cap Value Fund to 1.10% for the Investor Class and 0.85% for the Institutional Class through at least May 1, 2022, subject thereafter to annual renewal of the agreement by the Board. The operating expense limitation agreement can be terminated only with the consent of the Board. For the year ended December 31, 2020, expenses of $166,900 for Investor Class and $44,932 for Institutional Class were waived by the Advisor. The Advisor may not recoup amounts previously waived or reimbursed.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Value Plus and Value Funds, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the year ended December 31, 2020, $348,499 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $225,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Distributor. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of the Advisor; however, they receive no compensation from the Funds.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2020 as follows:

	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$—	$1,596	$576
Institutional Class	—	411	—
Total	$—	$2,007	$576

(8)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2020, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) are noted below. During the same period, there were no purchases of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
MID CAP VALUE FUND	$56,135,627	$63,799,843
VALUE PLUS FUND	276,118,940	283,206,265
VALUE FUND	270,509,711	324,395,208

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2020, are displayed in the table below.

FUND	TAX COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET APPRECIATION/ (DEPRECIATION) OF FOREIGN CURRENCY	NET TAX UNREALIZED APPRECIATION/ (DEPRECIATION) ON INVESTMENTS
MID CAP VALUE FUND	$180,701,180	$51,060,461	$(1,499,792)	$—	$49,560,669
VALUE PLUS FUND	298,444,841	87,844,566	(8,867,058)	—	78,977,508
VALUE FUND	511,019,718	193,793,731	(39,396,745)	2	154,396,988

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
MID CAP VALUE FUND	$1,056,235	$—	$1,056,235
VALUE PLUS FUND	4,123,390	—	4,123,390
VALUE FUND	2,194,264	2,893,248	5,087,512

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2019 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
MID CAP VALUE FUND	$123,503	$213,604	$337,107
VALUE PLUS FUND	5,147,258	—	5,147,258
VALUE FUND	1,914,114	18,009,207	19,923,321

As of December 31, 2020, the components of distributable earnings (deficit) on a tax basis were as follows:

FUND	(OVER)/UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN	NET UNREALIZED APPRECIATION	OTHER CUMULATIVE TIMING DIFFERENCES	TOTAL
MID CAP VALUE FUND	$—	$(2,678,368)	$49,560,669	$(20,649)	$46,861,652
VALUE PLUS FUND	5,177,694	6,453,243	78,977,508	—	90,608,445
VALUE FUND	3,158,660	5,143,561	154,396,988	—	162,699,209

Capital loss carryovers used during the year ended December 31, 2020, were:

FUND	AMOUNT
MID CAP VALUE FUND	$4,312
VALUE PLUS FUND	1,428,108
VALUE FUND	—

Capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2020, the following amounts are available as carry forwards to the next tax year:

FUND	SHORT TERM	LONG TERM
MID CAP VALUE FUND	$1,579,163	$1,099,205
VALUE PLUS FUND	—	—
VALUE FUND	—	—

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the 1940 Act) with the Value Fund; that is, the Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2020. The Mid Cap Value and Value Plus Funds had no transactions with affiliates during the year ended December 31, 2020.

VALUE FUND
SECURITY NAME	FAIR VALUE AS OF DECEMBER 31, 2019	PURCHASES	SALES	FAIR VALUE AS OF DECEMBER 31, 2020	SHARE BALANCE AS OF DECEMBER 31, 2020	DIVIDENDS	CHANGE IN UNREALIZED GAIN (LOSS)	REALIZED GAIN (LOSS)
Investments in affiliates held as of December 31, 2020
Hudson Global, Inc.	$3,764,250	$—	$—	3,307,500	315,000	$—	$(456,750)	$—
Lincoln Educational
Services Corp.	6,399,000	52,504	(737,961)	14,931,631	2,297,174	—	9,274,285	(56,197)
Perma-Fix
Environmental Services	9,170,070	—	—	6,015,969	1,007,700	—	(3,154,101)	—
Zovio, Inc.	3,296,000	732,063	(299,560)	9,243,000	1,950,000	—	5,969,991	(455,494)
Total	$22,629,320			33,498,100	5,569,874	$—	$11,633,425	$(511,691)

Investments no longer affiliated as of December 31, 2020
Orbital Energy Group, Inc.(a)	$1,931,699	$—	$(1,628,680)	—	—	$—	$7,692,831	$(7,995,850)
RCM Technologies, Inc.	1,838,001	81,936	(948,715)	—	—	—	(181,342)	(789,880)
Total	$3,769,700	$81,936	$(2,577,395)	—	—	$—	$7,511,489	$(8,785,730)

Grand Total				$33,498,100		$—	$19,144,914	$(9,297,421)

(a)       Name changed. Formerly known as CUI Global, Inc.

(11)	FUND REORGANIZATIONS

On March 3, 2020, shareholders of the ALPS | WMC Research Value Fund (the “Acquired Fund”), a series of Financial Investors Trust, approved the reorganization of the Acquired Fund with and into the Mid Cap Value Fund, a series of the Corporation, pursuant to an Agreement and Plan of Reorganization (the “WMC Reorganization”). The primary purpose of the WMC Reorganization was to restructure the Acquired Fund as a fund within the Corporation and combine it with the Mid Cap Value Fund. The costs of the WMC Reorganization, other than trading costs, were borne by the Advisor. The Mid Cap Value Fund is the accounting survivor for financial statement and performance reporting purposes. The WMC Reorganization provided for the transfer of assets of the Acquired Fund to the Mid Cap Value Fund in exchange for Investor Class and Institutional Class shares of the Mid Cap Value Fund and its assumption of the liabilities of the Acquired Fund. The WMC Reorganization was effective on March 16, 2020.

The WMC Reorganization was accomplished by the exchange of 7,085,466 shares of the Acquired Fund’s Investor Class valued at $41,103,121 for 4,554,628 shares of the Mid Cap Value Fund’s Investor Class, 4,531 shares of the Acquired Fund’s Class A valued at $26,286 for 2,913 shares of the Mid Cap Value Fund’s Investor Class, 65,351 shares of the Acquired Fund’s Class C valued at $347,284 for 38,483 shares of the Mid Cap Value Fund’s Investor Class and 107,379 shares of the Acquired Fund’s Class I valued at $652,092 for 72,056 shares of the Mid Cap Value Fund’s Institutional Class.

The following tables illustrate the specifics of the WMC Reorganization:

ACQUIRING FUND	SHARES OUTSTANDING OF ACQUIRING FUND	NET ASSETS OF ACQUIRING FUND	ACQUIRED FUND	ACQUIRED FUND SHARES EXCHANGED	NET ASSETS OF ACQUIRED FUND EXCHANGED
Mid Cap Value Fund	1,231,174	$ 11,126,621	ALPS | WMC Research Value Fund	7,262,727	$42,128,783

The investment portfolio cost, fair value, and unrealized depreciation for the Acquired Fund immediately prior to the reorganization were as follows:

ACQUIRED FUND	COST OF INVESTMENTS	PORTFOLIO VALUE	UNREALIZED DEPRECIATION
ALPS | WMC Research Value Fund	$45,606,418	$42,112,412	($3,494,006)

Immediately following the WMC Reorganization the net assets of the combined fund was $53,255,404.

The WMC Reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended. For financial reporting purposes, assets received and shares issued by the Mid Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Mid Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the WMC Reorganization had been completed on January 1, 2020, the beginning of the reporting period, the pro forma results of operation for the year ended December 31, 2020, would have been as follows:

Net investment income	$1,585,631
Net realized and unrealized gain (loss) on investments	32,511,941
Net increase in net assets resulting from operations	$34,097,572

Because the Mid Cap Value Fund has been managed as a single integrated portfolio since the WMC Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund and the Mid Cap Value Fund that have been included in the Mid Cap Value Fund’s Statement of Operations since March 16, 2020.

On September 28, 2020, shareholders of the Select Value Fund (the “Merged Fund”), a series of the Corporation, approved the reorganization of the Merged Fund with and into the Mid Cap Value Fund (the “Successor Fund”), a series of the Corporation, pursuant to an Agreement and Plan of Reorganization (the “Select Value Reorganization”). The primary purpose of the Select Value Reorganization was to combine the Merged Fund with the Successor Fund, and the cost of the Select Value Reorganization, other than trading costs, was borne by the Advisor. The Successor Fund is the accounting survivor for financial statement and performance reporting purposes. The Select Value Reorganization provided for the transfer of assets of the Merged Fund to the Successor Fund in exchange for Investor Class and Institutional Class shares of the Successor Fund and its assumption of the liabilities of the Merged Fund. The Select Value Reorganization was effective on October 19, 2020.

The Select Value Reorganization was accomplished by the exchange of 5,333,161 shares of the Merged Fund’s Investor Class valued at $114,902,738 for 10,311,950 shares of the Successor Fund’s Investor Class and 1,164,929 shares of the Merged Fund’s Institutional Class valued at $24,973,177 for 2,232,338 shares of the Successor Fund’s Institutional Class.

The following tables illustrate the specifics of the Select Value Reorganization:

SUCCESSOR FUND	SHARES OUTSTANDING OF SUCCESSOR FUND	NET ASSETS OF SUCCESSOR FUND	MERGED FUND	MERGED FUND SHARES EXCHANGED	NET ASSETS OF MERGED FUND EXCHANGED
Mid Cap Value Fund	5,480,709	$61,100,467	Select Value Fund	6,498,090	$139,875,915

Investor Class shareholders of the Merged Fund received Investor Class shares of the Successor Fund in connection with the Select Value Reorganization. Institutional Class shareholders of the Merged Fund received Institutional Class shares of the Successor Fund in connection with the Select Value Reorganization.

The investment portfolio cost, fair value, and unrealized appreciation for the Merged Fund immediately prior to the reorganization were as follows:

MERGED FUND	COST OF INVESTMENTS	PORTFOLIO VALUE	UNREALIZED APPRECIATION
Select Value Fund	$129,902,880	$140,082,333	$10,179,453

Immediately following the Select Value Reorganization the net assets of the combined fund was $200,976,382.

The Select Value Reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended. For financial reporting purposes, assets received and shares issued by the Successor Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund was carried forward to align ongoing reporting of the Successor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the Select Value Reorganization had been completed on January 1, 2020, the beginning of the reporting period, the pro forma results of operation for the year ended December 31, 2020, would have been as follows:

Net investment income	$2,449,568
Net realized and unrealized gain (loss) on investments	13,984,561
Net increase in net assets resulting from operations	$16,434,129

Because the Successor Fund has been managed as a single integrated portfolio since the Select Value Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Merged Fund and the Successor Fund that have been included in the Successor Fund’s Statement of Operations since October 19, 2020.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heartland Group, Inc. comprising Heartland Mid Cap Value Fund, Heartland Value Plus Fund, and Heartland Value Fund (the “Funds”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

February 18, 2021

additional information (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND*	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$4,307,598	$—	$—	$2,893,248

The above long-term capital gain distributions did not include redemptions to shareholders as distributions of earnings and profit against long term capital gains.

For the calendar year 2020, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND*	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	100%	100%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2020 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND*	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND
Dividends Received Deduction	100%	100%	100%	100%

*	Heartland Select Value Fund merged into Heartland Mid-Cap Value Fund on 10/16/2020.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from July 1, 2020 through December 31, 2020.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

FUND	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING THE PERIOD(a) 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/20 - 12/31/20
Heartland Mid Cap Value Fund - Investor	$1,000.00	$1,293.40	6.34	1.10%
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,295.60	4.85	0.84
Heartland Value Plus Fund - Investor	1,000.00	1,283.30	7.00	1.22
Heartland Value Plus Fund - Institutional	1,000.00	1,285.20	5.51	0.96
Heartland Value Fund - Investor	1,000.00	1,342.90	6.24	1.06
Heartland Value Fund - Institutional	1,000.00	1,344.10	5.48	0.93

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (366).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	BEGINNING ACCOUNT VALUE 7/1/20	ENDING ACCOUNT VALUE 12/31/20	EXPENSES PAID DURING THE PERIOD(a) 7/1/20 - 12/31/20	ANNUALIZED EXPENSE RATIO DURING PERIOD 7/1/20 - 12/31/20
Heartland Mid Cap Value Fund - Investor	$1,000.00	$1,019.61	5.58	1.10%
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,020.91	4.27	0.84
Heartland Value Plus Fund - Investor	1,000.00	1,019.00	6.19	1.22
Heartland Value Plus Fund - Institutional	1,000.00	1,020.31	4.88	0.96
Heartland Value Fund - Investor	1,000.00	1,019.81	5.38	1.06
Heartland Value Fund - Institutional	1,000.00	1,020.46	4.72	0.93

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (366).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com and on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file a complete schedule of portfolio holdings with the Commission for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings filed on Form N-PORT become publicly available on the Commission’s website at www.sec.gov within 60 days after the end of that Funds’ fiscal quarter. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 790 N. Water Street, Suite 1200, Milwaukee, WI, 53202.

DEFINITIONS AND DISCLOSURES

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, and actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

Small-cap and large-cap investment strategies each have their own unique risks and potential for rewards and may not be suitable for all investors. Small-cap investment strategies emphasize the significant growth potential of small companies, however, small-cap securities, are generally more volatile and less liquid than those of larger companies. Large-Cap investment strategies emphasize the stability of large companies, however, large-cap securities are more susceptible to momentum investments and may quickly become overpriced or suffer losses.

Heartland Advisors defines market cap ranges by the following indices: micro-cap by the Russell Microcap®, small-cap by the Russell 2000®, mid-cap by the Russell Midcap®, large-cap by the Russell Top 200®.

Bear Market occurs when the price of a group of securities is falling or is expected to fall. Book Value is the sum of all of a company’s assets, minus its liabilities.

Earnings Per Share is the portion of a company’s profit allocated to each outstanding share of common stock.

Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization (EV/EBITDA) Ratio is a financial indicator used to determine the value of a company and is calculated by dividing the entire economic value of the company (enterprise value) by its earnings before interest, taxes, depreciation, and amortization (EBITDA).

Free Cash Flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends. The higher the free cash flow, the stronger the company’s balance sheet.

Dividend Yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Inflation Risk is the possibility that the value of assets or income will decrease as inflation shrinks the purchasing power of a currency.

Momentum is the rate of acceleration of a security’s price or trade volume.

Net Debt/Total Capital Ratio of a stock is calculated as a company’s interest-bearing liabilities minus cash or cash equivalents divided by its total capital, which is represented by the company’s debt and shareholders’ equity, and includes common stock, preferred stock, minority interest and net debt.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2020 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

Impacts of COVID-19

The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Funds’ investments depends on future developments, including the duration and spread of the outbreak. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the Fund’s investments.

SHAREHOLDER VOTING RESULTS

A Special Meeting of Shareholders of the Heartland Select Value Fund was held on September 28, 2020. Shareholders of record as of the close of business on October 16, 2020 voted to approve the following proposal:

Proposal: To approve an agreement and plan of reorganization pursuant to which the Heartland Select Value Fund, a series of Heartland Group, Inc., will be reorganized with and into the Heartland Mid Cap Value Fund, a series of Heartland Group, Inc., and the transactions it contemplates.

	SHARES VOTED	% OF VOTED	% OF TOTAL
VOTED IN FAVOR	3,177,721.283	90.351%	46.996%
VOTED AGAINST OR ABSTENTIONS	339,380.707	9.649%	5.018%

information regarding executive officers and directors (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

INDEPENDENT DIRECTORS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 2/05 Since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Optimum Funds, May 2003 to present (6 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Vice President-Capital Markets (part-time), Continental Properties Company, since February 2018; Director (part-time), R&R Insurance, September 2017 to December 2019; Director (part-time), Continental Properties Company, September 2017 to February 2018; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002 to July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	Trustee, ALPS Series Trust, May 2016 to present (9 mutual funds).

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships held by Director(2)
William (“Will”) R. Nasgovitz(3) Date of Birth: 4/78	President and Director Chief Executive Officer	Since 1/20 Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., since 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	3	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President	Since 8/08	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A
	Chief Compliance Officer	Since 12/16; 8/08 – 5/16
	Anti-Money Laundering Officer	Since 2/14
	Secretary	Since 4/17

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Will”) R. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor. Will is the son of William (“Bill”) J. Nasgovitz, founder and Chairman of the Advisor.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of those responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2020.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re- election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended December 31, 2020.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Mid Cap Value Fund

Investor (HRMDX)

Institutional (HNMDX)

SUPPLEMENT DATED JANUARY 4, 2021 TO THE

PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED MAY 1, 2020, AS SUPPLEMENTED

Effective January 1, 2021, Troy W. McGlone, Vice President of Heartland Advisors, has joined the team of investment professionals that manages the Heartland Mid Cap Value Fund (the “Mid Cap Value Fund”). Colin P. McWey and William R. Nasgovitz will continue to manage the Mid Cap Value Fund with Mr. McGlone.

The following new paragraph is added under the heading “Portfolio Managers - Mid Cap Value Fund” on page 15:

Mr. McGlone, CFA, has served as a Portfolio Manager of the Mid Cap Value Fund since January 2021. He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2019, after serving as a Research Analyst since 2014. Mr. McGlone currently holds the position of Vice President and Portfolio Manager with Heartland Advisors. Prior to joining Heartland Advisors, Mr. McGlone had been with Stark Investments from 2006 to 2012.

This supplement should be retained with your Prospectus for future reference.

The date of this Prospectus Supplement is January 4, 2021.

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF006736/0222

Item 2.	Code of Ethics.
(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b)	Not applicable.
(c)	During the period covered by the report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.
(d)	During the period covered by the report, no implicit or explicit waivers were made with respect to the provisions of the code of ethics adopted in Item 2(a) above.
(e)	Not applicable.
(f)	The registrant’s code of ethics is attached as Exhibit 13(a)(1) hereto.
Item 3.	Audit Committee Financial Expert.
(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $54,000 were for the fiscal year ended December 31, 2020 and $72,000 for the fiscal year ended December 31, 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $7,902 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2019.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $13,500 for the fiscal year ended December 31, 2020 and $22,050 for the fiscal year ended December 31, 2019.

All Other Fees

(a)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2019.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The Audit Committee of the Funds must pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. The Chairman of the Audit Committee may pre-approve non-audit services (not to exceed $10,000) to be performed by the Registrants’ principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	Not applicable
(c)	0%
(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).
(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $50 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2019.
(h)	Not applicable.
Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.
(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.
(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	None.
(a)(4)	Not applicable.
(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 23, 2021

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 23, 2021